Exhibit 10.4 Resignation of Lesa Hashim

ROSS MILLER
Secretary of State
202 North Carson Street
Carson, City, Nevada 89701-4201
Website: secretaryofstate.biz

Certificate of Resignation
of Officer, Director, Manager,
Member, General Partner,
Trustee or Subscriber

USE BLACK INK ONLY – DO NOT HIGHLIGHT                                                 ABOVE SPACE IS FOR OFFICE USE ONLY

                                                                            Certificate of Resignation of
                                                                      Officer, Director, Manager, Member,
                                                                  General Partner, Trustee or Subscriber

1.  The name and title(s) of person that desires to resign*:

LESA HASHIM                                                                                                                                                           TREASURER
(Name)                                                                                                                                                                                 (Title(s))

2.  The name and file number of the entity for which resignation is being made:

PEBBLE BEACH ENTERPRISES, INC.                                                                                                                      C20412-2004
(Name of Entity)                                                                                                                                                           (File Number)

3.  Signature:   /s/Lesa Hashim

* Resignation of one person from one entity per form.

FILING FEE:  $75.00 PER FORM

This form must be accompanied by appropriate fees.                          Nevada Secretary of State Resignation of Officer 2007
                                                                                                                                                                                 Revised on: 01/01/07